Exhibit 99.1

Investor Presentation March 2022 Genie Energy Ltd (NYSE: GNE)

Safe Harbor Statement 2 This presentation contains forward - looking statements. Statements that are not historical facts are forward - looking statements and such forward - looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward - looking statements include: • statements about Genie’s and its divisions’ future performance; • projections of Genie’s and its divisions’ results of operations or financial condition; and • statements regarding Genie’s plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products and offerings. Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "g uid eline," "aim," "will," "should," “likely,” "continue" and similar expressions are intended to identify forward - looking statements but ar e not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward - looking statements and all such forward - looking statements are qualified in their entirety by reference to the following cautionary statements. Forward - looking statements are based on Genie’s current expectations, estimates and assumptions and because forward - looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the Genie’s control. Such known and unknown risks, uncertainties and other factors may cause Genie’s actual results, performance or other achievements to differ materially from the anticipat ed results, performance or achievements expressed, projected or implied by these forward - looking statements. These factors include those discussed under the headings "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations in Genie’s periodic filings made with the Securities and Exchange Commission. Genie cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward - looking statements. Forward - looking statements speak only as of the date they are made and are statements of Genie’s current expectations concerning future results, events and conditions and Genie is under no obligation to update any of the forward - looking statements, whether as a result of new information, future events or otherwise.

3 The Foundation Largest shareholder group has a consistent track record of building businesses & creating significant value for shareholders Company Market Value @9/14/09 Most Recent Market Value * Genie Energy (NYSE: GNE) 10/28/11 (Spin - off) $179M IDT Corp (NYSE: IDT) $53M $868M IDW Media (NYSE American: IDW) 9/14/09 (Spin - off) $28M Straight Path Communications (NYSE: STRP) 7/31/13 (Spin - off) $2,164M (sold to VZ 2/18) Rafael Holdings (NYSE: RFL) 3/26/18 (Spin - off) $50M Zedge (NYSE American: ZDGE) 6/1/16 (Spin - off) $89M Total $53M $3,378M * Based on Yahoo market value as of 3/17/22

Genie Energy Highlights

HQ	Newark, NJ
Key Management and Board Members:	
CEO	Michael Stein
CFO	Avi Goldin
Chairman	Howard Jonas
Lead Independent Dir.	Wesley Perry
Employees	~150
Tickers (NYSE)	GNE, GNEPRA

Fiscal 2021 Pro-forma *

$360M
Revenue

32.5%
GM

$51M
Adj. EBITDA

~4.4%
Dividend Yield
(3/17/22)

* Pro-forma excl. impact of Texas Winter Storm Uri, UK, Japan, & GOGAS operations as of 12/31/21. Please see reconciliations in Appendix

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5 Genie Energy Operating Structure Genie is a leading retail energy provider (REP) to select deregulated markets within the US & Scandinavia & provides solar solutions in the US Genie Renewables Genie Energy Ltd. NYSE: GNE, GNEPRA Genie Retail Energy (GRE) Genie Retail Energy International (GREI)

Investment Thesis 6 Proven cash generation from GRE through diverse commodity & economic market environments Core GRE/GREI profit growth + emerging growth optionality in renewables Portfolio management drives enhanced FCF for growth investments & shareholder value creation strategies Strong, debt - free balance sheet provides strategic flexibility

Genie’s 2022+ Growth Strategy 7 Expand current retail operations to spur organic growth Identify new markets for expansion I ntroduce new products into existing, successful marketing channels Develop vertically integrated solar & renewables solutions businesses

GENIE RETAIL ENERGY (GRE)

GRE: US Market Opportunity & Dynamics 9 Competition Incumbent utility & other REPs 28 Deregulated markets (State by state regulatory structure) Role of Utilities Distribution & Billing (most markets)

GRE Value Creation Multiple sales channels to residential & small commercial Diverse portfolio of products highlighted by green energy (carbon offsets), variable & fixed rate plans Deep data analysis to identify market opportunities & optimize offerings Hedging strategies reduce commodity volatility risk In purchase of receivable markets - utilities assume bad debt risk Geographic diversity reduces weather & regulatory risks Superior customer service Customer rewards program Customer Acquisition Model Risk Management Customer Retention 10 Attractive margin & cash flow cycle Targeted payback period tailored to product & customer type Attractive Financial Returns

GENIE RENEWABLES

Genie Renewables at a Glance 12 Customers make decisions based on relationships & price Best in class companies fund their own projects Government subsidies helping 2 - 4 strong regional market players + some small local players More competition in community solar space Today’s Offering: C&I & community solar project development Proprietary s olar panels (made in US/overseas) Commercial energy advisory Community solar subscriber acquisition 100 kW – 3 mW Commercial Solar Target Project Size 5 mW + Community Solar

Genie Renewables – US Market Dynamics 13 Commercial customers increasingly financing conversion costs Chinese supply constraints present opportunities Increasing government incentives for community solar >43% Solar as a % of new grid capacity (2020) >600K TAM for Solar on commercial facilities 1% Penetration for Solar on commercial facilities 145gW Potential Solar Capacity Favorable Regulatory Environment • Federal ITC (investment tax credit) proposals could open additional opportunities • Increase ITC from 26% to 30% • Potential t ransition from tax credit to cash back (eliminates need for tax liability) • S till needed for depreciation • Community solar guarantees customers L - T savings over utility

Genie Renewables – Growth Strategy 14 Expansion to adjacent markets Increasing sales force & growing distribution relationships Own & operate community solar projects Leverage vertical integration to develop community solar projects Improve solar development project close rate Provide financing options incl. L - T cash flow financing Strong balance sheet & access to capital markets provides lower cost of capital vs competition

GENIE RETAIL ENERGY INTERNATIONAL (GREI)

GREI’s Businesses 16

GREI’s Market Opportunity 17 0.5M 2.5M 7.0M 2.7M 4.7M 2.5M 1.5M

GREI at a Glance 18 ~70 Active Suppliers >50% * Est. share of Top 3 100% Monthly Payment Plans Low Barriers to Entry Light to medium market regulation Consolidation underway *Internal Estimate Market Dynamics Finland: Variable, Fixed, Bundle, & Premium Electricity Sweden: Variable, Fixed Electricity Upsell Opportunities Green/Eco energy Energy Solutions (Solar Solutions) Bundles (e.g. fresh ground coffee; HBO subscription) Core Products

GREI Growth Strategy 19 Invest for profitable meter growth in existing markets Organic & acquired meter acquisition strategies Improve profitability by market as businesses mature Reduce churn - customer service investment in technology/human capital Economies of scale - create operating leverage & 3 rd party margin leverage Exploit adjacencies – geographic, customer and product 5 potential new countries identified that would not require significant new infrastructure Existing markets (e.g. business customers, gas shipping services, etc.) Products - deep green products, digital solutions (e.g. asset finance, energy optimization, L - T customer contracts, etc.)

FINANCIAL SUMMARY

21 Genie Energy Pro - forma Consolidated Financials * 25% 27% 29% 31% 33% 35% $0 $50 $100 $150 $200 $250 $300 $350 $400 2018 2019 2020 2021 Revenue Adj. EBITDA Gross Margin $m * Pro - forma excluding the impact of Texas Winter Storm Uri, UK, Japan & GoGas operations a/o 12/31/21. Please see reconciliations in Appendix

GRE Pro - forma Financial Highlights * 22 25% 27% 29% 31% 33% 35% $0 $50 $100 $150 $200 $250 $300 $350 2018 2019 2020 2021 Revenue Adj. EBITDA Gross Margin $m * Pro - forma excluding the impact of Texas Winter Storm Uri on operations a/o 12/31/21. Please see reconciliations in Appendix

Genie Renewables Financial Highlights * 23 0% 5% 10% 15% 20% 25% 30% 35% 40% -$5 $5 $15 $25 $35 2018 2019 2020 2021 Revenue Adj. EBITDA Gross Margin $m * Please see reconciliations in Appendix **Assumes current backlog of signed contracts are fully installed during 2022 2020 Large, low margin order skewed revenue and gross margin 2021 Refocused the business to focus on margin improvements 2022 Moving up the solar value chain; Growing sales force; Using balance sheet to compete for deals. ~$15M ** 2022 Expected Solar Revenue

GREI Pro - forma Financial Highlights * 24 0% 5% 10% 15% 20% 25% 30% 35% 40% -$5 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 2019 2020 2021 Revenue Adj. EBITDA Gross Margin * Pro - forma excl. impact of UK & Japan operations as of 12/31/21. Please see reconciliations in Appendix $m

Genie Energy Summary 25 Proven cash generation from GRE through diverse commodity & economic market environments Core GRE/GREI profit growth + emerging growth optionality in renewables Portfolio management drives enhanced FCF for growth investment & shareholder value creation strategies Strong, debt - free balance sheet provides strategic flexibility

THANK YOU! Michael Stein Chief Executive Officer IR Contact: Brian Siegel Managing Director, Hayden IR (346) 396 - 8696 brian@haydenir.com Avi Goldin Chief Financial Officer

Reconciliation of Non-GAAP Financial Measures

In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States of America (GAAP), Genie Energy disclosed for the fourth quarter and full year 2021, as well as for the third quarter 2020, Adjusted EBITDA on a consolidated basis and for its Genie Retail Energy segment. Adjusted EBITDA is a non-GAAP measure. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Genie Energy's measure of consolidated Adjusted EBITDA starts with net income and adds back interest, taxes, depreciation, amortization, stock-based compensation and impairment of assets and subtracts out equity in the net loss of equity method investees, net. Genie Energy's measure of segment level Adjusted EBITDA starts with income (loss) from operations, and adds back depreciation, amortization, stock-based compensation and subtracts out impairment of assets and equity in the net loss of equity method investees, net. Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, revenue, gross profit, income from operations, cash flow from operating activities, net income, basic and diluted earnings per share or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, Genie Energy's measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. Management believes that Genie Energy's measure of Adjusted EBITDA provides useful information to both management and investors by excluding certain expenses that may not be indicative of Genie Energy's core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strengths in its financial and operational decision-making. Management also uses Adjusted EBITDA to evaluate operating performance in relation to Genie Energy's competitors. Disclosure of this non-GAAP financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. In addition, Genie Energy has historically reported Adjusted EBITDA and believes it is commonly used by readers of financial information in assessing performance. Therefore, the inclusion of comparative numbers provides consistency in financial reporting at this time. Management refers to Adjusted EBITDA as well as the GAAP measures revenue, gross profit, income (loss) from operations and net income (loss), on a consolidated level to facilitate internal and external comparisons to Genie Energy's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated. Although depreciation and amortization are considered operating costs under GAAP, they primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or constructed in prior periods. Genie Energy's operating results exclusive of depreciation and amortization are therefore useful indicators of its current performance. Stock-based compensation recognized by Genie Energy and other companies may not be comparable because of the various valuation methodologies, subjective assumptions and the variety of types of awards that are permitted under GAAP. Stock-based compensation is excluded from Genie Energy's calculation of Adjusted EBITDA because management believes this allows investors to make more meaningful comparisons of the operating results of Genie Energy's core business with the results of other companies. However, stock-based compensation will continue to be a significant expense for Genie Energy for the foreseeable future and an important part of employees' compensation that impacts their performance. Impairment of goodwill is a component of (loss) income from operations that is excluded from the calculation of Adjusted EBITDA. The impairment of goodwill is primarily dictated by events and circumstances outside the control of management that trigger an impairment analysis. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of Genie Energy's continuing operations. Following are the reconciliations of Adjusted EBITDA on a consolidated basis to its most directly comparable GAAP measure. Adjusted EBITDA is reconciled to net income for Genie Energy on a consolidated basis and for the Genie Retail Energy (GRE) segment.

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28 *Pro - forma Financials *** Pro - forma excluding the impact of Texas Winter Storm Uri, GoGas , UK & Japan operations a/o 12/31/21. Please see reconciliations in Appendix $ (000's) 2018 2019 2020 2021 Revenue GRE $274,440 $286,610 $304,450 $311,830 Lumo --- $15,190 $18,500 $40,460 Other $5,690 $12,090 $25,210 $7,510 Total Revenue $280,140 $313,890 $348,160 $359,800 COGS GRE $199,260 $205,990 $216,140 $210,950** Lumo --- $14,620 $14,930 $27,230 Other $4,500 $10,140 $23,000 $4,730 Total COGS $203,750 $230,750 $254,070 $242,910 Gross Profit $76,380 $83,140 $94,100 $116,890 Gross Margin 27.3% 26.5% 27.0% 32.5% SG&A $58,140* $65,330 $61,820 $66,560 Pro-Forma EBITDA $23,460* $20,310 $32,880 $51,260** * Excludes the Polar Vortex Legal Settlement (($1.7mm) in 2018) ** Excludes by by the Texas Winter Event ($10mm) Genie Consolidated

29 *Pro - forma Financials * Pro - forma excluding the impact of Texas Winter Storm Uri a/o 12/31/21. Please see reconciliations in Appendix $ (000's) 2018 2019 2020 2021 Revenue     Electricity $227,880 $246,690 $270,890 $273,020     Gas $46,560 $39,930 $33,560 $38,810 Total Revenue $274,440 $286,610 $304,450 $311,830 COGS     Electricity $166,950 $180,160 $197,040 $188,480**     Gas $32,300 $25,820 $19,100 $22,470 Total COGS $199,260 $205,990 $216,140 $210,950 Gross Profit $75,180 $80,620 $88,310 $100,880 Gross Margin 27.4% 28.1% 29.0% 32.4% SG&A $47,590* $52,870 $49,210 $54,530 Pro-Forma EBITDA $29,300* $28,340 $37,440 $46,000** * Excludes the Polar Vortex Legal Settlement (($1.7mm) in 2018) ** Excludes by by the Texas Winter Event ($10mm) Genie Retail Energy

30 *Pro - forma Financials * Please see reconciliations in Appendix $ (000's) 2019 2020 2021 Revenue Finland $15,190 $17,800 $36,770 Sweden --- $700 $3,680 Total Revenue $15,190 $18,500 $40,460 COGS Finland $14,620 $14,280 $26,550 Sweden --- $650 $680 Total COGS $14,620 $14,930 $27,230 Gross Profit $570 $3,570 $13,220 Gross Margin 3.8% 19.3% 32.7% SG&A $2,070 $2,600 $3,220 Pro-Forma EBITDA ($1,480) $810 $9,960 Lumo Energy

31 Reconciliation Tables Slide 4 - Genie Energy Highlights 2021 Consolidated revenue (as reported) $363,730 Less Revenue of Genie Japan + Orbit Energy (UK) $3,930 Pro-forma consolidated revenue $359,800 Consolidated gross profit (as reported) $104,860 Less Gross (loss) profit of Genie Japan and Orbit Energy (UK) ($2,020) Gross (loss) profit from Winter Storm Uri ($10,000) Pro-forma consolidated gross profit $116,880 Pro forma consolidated gross profit margin 32.5% Consolidated Adjusted EBITDA (as reported) $37,740 Less Adjusted EBITDA of Genie Japan + Orbit Energy (UK) ($3,360) Gross profit (loss) from Winter Storm Uri ($10,000) Adjusted EBITDA of GOGAS ($160) Pro forma consolidated Adjusted EBITDA $51,260

32 Reconciliation Tables Slides 11,28 - GRE Financial Highlights 2018 2019 2020 2021 GRE revenue (as reported) $274,950 $286,610 $304,450 $311,830 GRE gross profit (as reported) $75,690 $80,620 $88,310 $90,880 Less Gross profit (loss) from Winter Storm Uri --- --- --- ($10,000) Pro-forma GRE gross profit $75,690 $80,620 $88,310 $100,880 Pro-forma GRE gross profit margin 27.5% 28.1% 29.0% 32.4% GRE Adjusted EBITDA (as reported) $31,090 $28,340 $37,440 $36,000 Less Impact of polar vortex legal settlement $1,700 Gross (loss) profit from Winter Storm Uri ($10,000) Pro forma GRE Adjusted EBITDA $29,390 $28,340 $37,440 $46,000

33 Reconciliation Tables Slides 24,29 - Lumo Financial Highlights 2019 2020 2021 GREI revenue (as reported) $16,590 $49,650 $44,390 Less Revenue of Genie Japan and Orbit Energy (UK) $1,400 $31,150 $3,930 Pro forma GREI revenue $15,190 $18,500 $40,460 GREI gross profit (as reported) $330 $7,160 $11,200 Less Gross (loss) profit of Genie Japan and Orbit Energy (UK) ($240) $3,590 ($2,020) Pro-forma GREI gross profit $570 $3,570 $13,220 Pro-forma GREI gross profit margin 3.8% 19.3% 32.7% GREI Adjusted EBITDA (as reported) ($10,700) ($6,320) $5,780 Less Adjusted EBITDA of Genie Japan and Orbit Energy (UK) ($8,960) ($6,840) ($3,360) Non-Lumo SG&A ($260) ($290) ($820) Pro forma Lumo Adjusted EBITDA ($1,480) $810 $9,960

34 Reconciliation Tables Slides 21,27 - Genie Energy Financials - Consolidated 2018 2019 2020 2021 Consolidated revenue (as reported) $280,310 $315,290 $379,310 $363,730 Less Revenue of Genie Japan + Orbit Energy (UK) --- $1,400 $31,150 $3,930 Revenue of GOGAS $170 --- --- --- Pro forma consolidated revenue $280,140 $313,890 $348,160 $359,800 Consolidated gross profit (as reported) $76,550 $82,900 $97,680 $104,860 Less Gross profit (loss) of Genie Japan + Orbit Energy (UK) --- ($240) $3,590 ($2,020) Gross (loss) profit from Winter Storm Uri --- --- --- ($10,000) Gross profit of GOGAS $170 --- --- --- Pro-forma consolidated gross profit $76,380 $83,140 $94,100 $116,890 Pro forma consolidated gross profit margin 27.3% 26.5% 27.0% 32.5% Consolidated Adjusted EBITDA (as reported) $17,870 $10,090 $23,970 $37,740 Less Adjusted EBITDA of Genie Japan + Orbit Energy (UK) --- ($8,960) ($6,800) ($3,360) Gross (loss) profit from Winter Storm Uri --- --- --- ($10,000) Impact of polar vortex legal settlement (SG&A) ($1,700) --- --- --- Adjusted EBITDA of GOGAS ($3,890) ($1,260) ($2,120) ($160) Pro forma consolidated Adjusted EBITDA $23,460 $20,310 $32,880 $51,260